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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                   FORM 8-K/A

                                 Amendment No. 1

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of report  (Date of  earliest event reported)              January 11, 2000
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               Realmark Property Investors Limited Partnership II
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                    0-11909                  16-1212761
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      (State or Other              (Commission               (IRS Employer
       Jurisdiction                File Number)           Identification No.)
     of Incorporation)


2350 North Forest Road, Suite 12A, Getzville, New York              14068
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(Address of principal executive office)                             (Zip Code)


Registrant's telephone number,including area code                 (716) 636-9090
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                                      None
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          (Former Name or Former Address, if changed Since Last Report)



                              (Page 1 of 4 pages)
                        Exhibit Index Appears on Page 4

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      The Company has provided information with respect to the resignation of Deloitte & Touche LLP (D & T) as its independent accountants by Report on Form 8-K, dated January 11, 2000 and filed on January 19, 2000 ("Form 8-K"). The Company received D & T's letter dated January 31, 2000 on February 1, 2000 regarding the Company's Form 8-K and has included such letter as an Exhibit hereto.

      Effective January 28, 2000, the Company engaged Toski, Schaefer & Co., P.C. as its independent accountants. During the Company's two most recent fiscal years, and through January 28, 2000, the Company has not consulted with Toski, Schaefer & Co., P.C.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION ANDEXHIBITS.

      (a)   Not Applicable

      (b)   Not Applicable

      (c) The following Exhibit is filed as part of this Current Report on Form 8-K:

            16 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated January 31, 2000, concerning the statements made by Registrant on its Form 8-K.



                              (Page 2 of 4 pages)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    REALMARK PROPERTY INVESTORS
                                    LIMITED PARTNERSHIP II

                                    By:  Realmark Properties, Inc.,
                                          a general partner

                                    By: /s/ Joseph M. Jayson.
                                        ---------------------
                                            Joseph M. Jayson
                                            President and Director


Dated:  February 3, 2000




                              (Page 3 of 4 pages)

                                  Exhibit Index

Exhibit No.      Exhibit Description                              Page No.
-----------      -------------------                              --------

    16            Letter from Deloitte & Touche LLP to                5
                  the Securities and Exchange Commission,
                  dated January 31, 2000, concerning the
                  statements made by Registrant on its Form
                  8-K


                              (Page 4 of 4 pages)